Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

FOR THE QUARTER ENDED MARCH 31, 2019

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, regulatory changes, including changes to tax laws and regulations, and other risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

TABLE OF CONTENTS

Page
Company Profile	4

Research Coverage	5

Selected Financial Information
Guidance	6
Financial Highlights	7
Consolidated Balance Sheets	8
Consolidated Statements of Income	9
Select Income Statement Data	10
Funds From Operations (“FFO”)	11
Funds Available for Distribution (“FAD”)	12
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”)	13
Net Operating Income (“NOI”)	14 - 15
Same Store Results	16 - 17
Consolidated Joint Ventures and Fund	18 - 19
Unconsolidated Joint Ventures	20 - 21
Unconsolidated Funds Summary	22
Capital Structure	23
Debt Analysis	24
Debt Maturities	25

Selected Property Data
Portfolio Summary	26
Same Store Leased Occupancy	27
Top Tenants and Industry Diversification	28
Leasing Activity	29
Lease Expirations	30 - 33
Cash Basis Capital Expenditures	34

Definitions	35 - 36

COMPANY PROFILE

Paramount Group, Inc. (“Paramount”) or the (“Company”) is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York, San Francisco, and Washington, D.C. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

EXECUTIVE MANAGEMENT

Albert Behler	Chairman, Chief Executive Officer and President
Wilbur Paes	Executive Vice President, Chief Financial Officer and Treasurer
Peter Brindley	Executive Vice President, Leasing
David Zobel	Executive Vice President, Head of Acquisitions

BOARD OF DIRECTORS

Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Martin Bussmann	Director
Dan Emmett	Director, Chair of Nominating and Corporate Governance Committee; Lead Independent Director
Lizanne Galbreath	Director, Chair of Compensation Committee
Karin Klein	Director
Peter Linneman	Director, Chair of Audit Committee
Katharina Otto-Bernstein	Director
Mark Patterson	Director

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway, Suite 1801	IR@paramount-group.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

RESEARCH COVERAGE (1)

James Feldman	Thomas Catherwood	Derek Johnston	Steve Sakwa
Bank of America Merrill Lynch	BTIG	Deutsche Bank	Evercore ISI
(646) 855-5808	(212) 738-6140	(904) 520-4973	(212) 446-9462
james.feldman@baml.com	tcatherwood@btig.com	derek.johnston@db.com	steve.sakwa@evercoreisi.com

Andrew Rosivach	Daniel Ismail	Haendel St. Juste	Vikram Malhotra
Goldman Sachs	Green Street Advisors	Mizuho Securities USA Inc.	Morgan Stanley
(212) 902-2796	(949) 640-8780	(212) 205-7860	(212) 761-7064
andrew.rosivach@gs.com	dismail@greenst.com	haendel.st.juste@us.mizuho-sc.com	vikram.malhotra@morganstanley.com

Blaine Heck
Wells Fargo
(443) 263-6529
blaine.heck@wellsfargo.com

(1)

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any such analysts.

GUIDANCE

(unaudited and in thousands, except square feet, % and per share amounts)

	Full Year 2019
(Amounts per diluted share)	Low	High
Estimated net income attributable to common stockholders	$0.01	$0.05
Our share of real estate depreciation and amortization	0.89	0.89

Estimated Core FFO (1)	$0.90	$0.94

Operating Assumptions:
Leasing Activity (square feet)	800,000	1,000,000
PGRE’s share of Same Store Leased % (2) at year end	96.0%	97.0%
Increase in PGRE’s share of Same Store Cash NOI (2)	7.0%	9.0%
Increase in PGRE’s share of Same Store NOI (2)	3.0%	5.0%
Financial Assumptions (at share):
Estimated net income	$4,000	$13,000
Depreciation and amortization	230,000	230,000
General and administrative expenses	64,000	62,000
Interest and debt expense, including amortization of deferred financing costs	134,500	133,500
Fee income, net of income taxes	(16,500)	(16,500)
Other, net (primarily interest income)	(4,000)	(4,000)

NOI (2)	412,000	418,000
Straight-line rent adjustments and above and below-market lease revenue, net	(45,000)	(47,000)

Cash NOI (2)	$367,000	$371,000

(1)

We are increasing our Estimated Core FFO Guidance for the full year of 2019, which is reconciled above to estimated net income attributable to common stockholders per diluted share in accordance with GAAP. The estimated net income attributable to common stockholders per diluted share is not a projection and is being provided solely to satisfy the disclosure requirements of the U.S. Securities and Exchange Commission. Except as described above, these estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels and the earnings impact of the events referenced in our earnings release issued on May 1, 2019 and otherwise referenced during our conference call scheduled for May 2, 2019. These estimates do not include the impact on operating results from possible future property acquisitions or dispositions, capital markets activity or realized and unrealized gains or losses on real estate fund investments. The estimates set forth above may be subject to fluctuations as a result of several factors, including straight-line rent adjustments and the amortization of above and below-market leases. There can be no assurance that our actual results will not differ materially from the estimates set forth above.

(2)	See page 35 for our definition of this measure.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

	Three Months Ended
SELECTED FINANCIAL DATA	March 31, 2019	March 31, 2018	December 31, 2018
Net income attributable to common stockholders	$3,709	$1,114	$5,318
Per share - basic and diluted	$0.02	$0.00	$0.02
Core FFO attributable to common stockholders (1)	$57,113	$54,963	$59,290
Per share - diluted	$0.24	$0.23	$0.25
PGRE’s share of Cash NOI (1)	$93,069	$85,947	$92,761
PGRE’s share of NOI (1)	$104,943	$100,580	$106,294

Same Store Cash NOI	% Change
Three Months Ended March 31, 2019 vs. March 31, 2018	11.3%

Same Store Cash NOI	% Change
Three Months Ended March 31, 2019 vs. March 31, 2018	6.9%

PORTFOLIO STATISTICS (at PGRE Share)

	As of
	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Leased % (1)	96.0%	96.4%	96.4%	96.4%	94.0%

Same Store Leased %	% Change
March 31, 2019 vs. December 31, 2018	0.0%

Same Store Leased %	% Change
March 31, 2019 vs. March 31, 2018	2.6%

COMMON SHARE DATA

	Three Months Ended
	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Share Price:
High	$15.03	$15.16	$16.05	$15.63	$15.89
Low	$12.18	$12.19	$14.83	$13.85	$13.70
Closing (end of period)	$14.19	$12.56	$15.09	$15.40	$14.24

Dividends per common share	$0.10	$0.10	$0.10	$0.10	$0.10
Annualized dividends per common share	$0.40	$0.40	$0.40	$0.40	$0.40
Dividend yield (on closing share price)	2.8%	3.2%	2.7%	2.6%	2.8%

(1)	See page 35 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	March 31, 2019	December 31, 2018
Assets:
Real estate, at cost:
Land	$2,065,206	$2,065,206
Buildings and improvements	6,064,321	6,036,445

	8,129,527	8,101,651
Accumulated depreciation and amortization	(689,860)	(644,639)

Real estate, net	7,439,667	7,457,012
Cash and cash equivalents	342,308	339,653
Restricted cash	18,163	25,756
Investments in unconsolidated joint ventures	136,426	78,863
Investments in unconsolidated real estate funds	8,163	10,352
Preferred equity investments	—	36,042
Accounts and other receivables, net	20,136	20,076
Deferred rent receivable	279,036	267,456
Deferred charges, net	119,191	117,858
Intangible assets, net	254,354	270,445
Other assets	104,193	132,465

Total assets	$8,721,637	$8,755,978

Liabilities:
Notes and mortgages payable, net	$3,568,933	$3,566,917
Revolving credit facility	—	—
Accounts payable and accrued expenses	125,599	124,334
Dividends and distributions payable	25,949	25,902
Intangible liabilities, net	89,955	95,991
Other liabilities	56,565	51,170

Total liabilities	3,867,001	3,864,314

Equity:
Paramount Group, Inc. equity	3,988,877	4,000,800
Noncontrolling interests in:
Consolidated joint ventures	367,012	394,995
Consolidated real estate fund	81,434	66,887
Operating Partnership	417,313	428,982

Total equity	4,854,636	4,891,664

Total liabilities and equity	$8,721,637	$8,755,978

CONSOLIDATED STATEMENTS OF INCOME

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	March 31, 2019	March 31, 2018	December 31, 2018
Revenues:
Rental revenue (1)	$182,616	$177,679	$181,820
Fee and other income (1)	9,176	6,592	8,855

Total revenues (1)	191,792	184,271	190,675

Expenses:
Operating	68,381	68,978	67,643
Depreciation and amortization	63,089	65,156	63,684
General and administrative (1)	17,443	12,631	13,285
Transaction related costs	736	120	608

Total expenses	149,649	146,885	145,220

Other income (expense):
(Loss) income from unconsolidated joint ventures	(1,027)	(62)	537
Income (loss) from unconsolidated real estate funds	46	(66)	(1)
Interest and other income, net (1)	3,900	2,016	1,229
Interest and debt expense (1)	(36,924)	(36,082)	(37,657)

Net income before income taxes	8,138	3,192	9,563
Income tax expense	(1,138)	(477)	(968)

Net income	7,000	2,715	8,595
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures	(2,794)	(1,055)	(2,662)
Consolidated real estate fund	(94)	(430)	(52)
Operating Partnership	(403)	(116)	(563)

Net income attributable to common stockholders	$3,709	$1,114	$5,318

Per diluted share	$0.02	$0.00	$0.02

Capitalized internal leasing costs	$—	$1,732	$1,377

(1)	See page 10 for details.

SELECT INCOME STATEMENT DATA

(unaudited and in thousands)

	Three Months Ended
	March 31, 2019	March 31, 2018	December 31, 2018
Rental Revenue:
Property rentals	$151,228	$145,741	$149,654
Tenant reimbursements	15,615	14,246	13,961
Straight-line rent adjustments	11,578	13,244	13,390
Amortization of above and below-market leases, net	3,276	4,420	3,448
Lease termination income	919	28	1,367

Total rental revenue	$182,616	$177,679	$181,820

Fee and Other Income:
Property management	$1,642	$1,502	$1,695
Asset management	2,318	1,610	2,257
Acquisition and disposition	1,331	—	1,410
Other	708	353	314

Total fee income	5,999	3,465	5,676
Other (primarily parking income and tenant requested services, including overtime heating and cooling)	3,177	3,127	3,179

Total fee and other income	$9,176	$6,592	$8,855

	Three Months Ended
	March 31, 2019	March 31, 2018	December 31, 2018
General and Administrative:
Cash general and administrative	$7,772	$6,275	$11,086
Non-cash general and administrative—stock based compensation expense	7,602	6,265	4,401
Mark-to-market of deferred compensation plan liabilities (offset by an increase (decrease) in the mark-to-market of plan assets, which is included in “interest and other income”)	2,069	91	(2,202)

Total general and administrative	$17,443	$12,631	$13,285

	Three Months Ended
	March 31, 2019	March 31, 2018	December 31, 2018
Interest and Other Income, net:
Preferred equity investment income (1)	$454	$899	$909
Interest income, net	1,377	1,026	2,522
Mark-to-market of deferred compensation plan assets (offset by an increase (decrease) in the mark-to-market of plan liabilities, which is included in “general and administrative” expenses)	2,069	91	(2,202)

Total interest and other income, net	$3,900	$2,016	$1,229

(1)

Represents 100% of the investment income from PGRESS Equity Holdings, L.P., of which our 24.4% share is $111, $219 and $221 for the three months ended March 31, 2019 and 2018, and December 31, 2018, respectively. On March 1, 2019, our only remaining preferred equity investment was redeemed.

	Three Months Ended
	March 31, 2019	March 31, 2018	December 31, 2018
Interest and Debt Expense:
Interest expense	$34,123	$33,321	$34,901
Amortization of deferred financing costs	2,801	2,761	2,756

Total interest and debt expense	$36,924	$36,082	$37,657

FFO

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended
	March 31, 2019	March 31, 2018	December 31, 2018
Reconciliation of net income to FFO and Core FFO:
Net income	$7,000	$2,715	$8,595
Real estate depreciation and amortization (including our share of unconsolidated joint ventures)	66,065	67,160	65,832

FFO (1)	73,065	69,875	74,427
Less FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(11,748)	(10,207)	(12,143)
Consolidated real estate fund	(94)	(430)	(52)

FFO attributable to Paramount Group Operating Partnership	61,223	59,238	62,232
Less FFO attributable to noncontrolling interests in Operating Partnership	(5,998)	(5,585)	(5,961)

FFO attributable to common stockholders (1)	$55,225	$53,653	$56,271

Per diluted share	$0.24	$0.22	$0.24

FFO	$73,065	$69,875	$74,427
Non-core items:
Our share of earnings from 712 Fifth Avenue in excess of distributions received	1,270	1,195	2,646
Other, net	823	251	693

Core FFO (1)	75,158	71,321	77,766
Less Core FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(11,748)	(10,207)	(12,143)
Consolidated real estate fund	(94)	(430)	(52)

Core FFO attributable to Paramount Group Operating Partnership	63,316	60,684	65,571
Less Core FFO attributable to noncontrolling interests in Operating Partnership	(6,203)	(5,721)	(6,281)

Core FFO attributable to common stockholders (1)	$57,113	$54,963	$59,290

Per diluted share	$0.24	$0.23	$0.25

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	233,419,299	240,311,744	237,036,494
Effect of dilutive securities	39,139	26,954	40,746

Denominator for FFO and Core FFO per diluted share	233,458,438	240,338,698	237,077,240

(1)	See page 35 for our definition of this measure.

FAD

(unaudited and in thousands)

	Three Months Ended
	March 31, 2019	March 31, 2018	December 31, 2018
Reconciliation of Core FFO to FAD:
Core FFO	$75,158	$71,321	$77,766
Add (subtract) adjustments to arrive at FAD:
Amortization of stock-based compensation expense	7,602	6,265	4,401
Amortization of deferred financing costs (including our share of unconsolidated joint ventures)	2,926	2,835	2,830
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(3,220)	(4,257)	(3,286)
Expenditures to maintain assets	(3,535)	(3,702)	(5,125)
Second generation tenant improvements and leasing commissions	(15,506)	(14,983)	(46,027)
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(11,778)	(13,197)	(13,320)

FAD (1)	51,647	44,282	17,239
Less FAD attributable to noncontrolling interests in:
Consolidated joint ventures	(6,533)	(6,850)	(5,785)
Consolidated real estate fund	(94)	(430)	(52)

FAD attributable to Paramount Group Operating Partnership	45,020	37,002	11,402
Less FAD attributable to noncontrolling interests in Operating Partnership	(4,410)	(3,488)	(1,092)

FAD attributable to common stockholders (1) (2)	$40,610	$33,514	$10,310

Dividends declared on common stock	$23,448	$24,051	$23,356

(1)	See page 35 for our definition of this measure.
(2)

FAD attributable to common stockholders is not necessarily indicative of future FAD amounts due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.

EBITDAre

(unaudited and in thousands)

	Three Months Ended
	March 31, 2019	March 31, 2018	December 31, 2018
Reconciliation of net income to EBITDAre and Adjusted EBITDAre:
Net income	$7,000	$2,715	$8,595
Add (subtract) adjustments to arrive at EBITDAre and Adjusted EBITDAre:
Depreciation and amortization (including our share of unconsolidated joint ventures)	66,065	67,160	65,832
Interest and debt expense (including our share of unconsolidated joint ventures)	39,166	37,744	39,406
Income tax expense (including our share of unconsolidated joint ventures)	1,139	478	968

EBITDAre (1)	113,370	108,097	114,801
Less EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(18,329)	(16,786)	(18,832)
Consolidated real estate fund	(98)	(432)	(52)

PGRE’s share of EBITDAre (1)	$94,943	$90,879	$95,917

EBITDAre	$113,370	$108,097	$114,801
Add (subtract) adjustments to arrive at Adjusted EBITDAre:
Our share of earnings from 712 Fifth Avenue in excess of distributions received	1,270	1,195	2,646
Other, net	634	(294)	598

Adjusted EBITDAre (1)	115,274	108,998	118,045
Less Adjusted EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(18,329)	(16,786)	(18,832)
Consolidated real estate fund	—	—	—

PGRE’s share of Adjusted EBITDAre (1)	$96,945	$92,212	$99,213

(1)	See page 35 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended
	March 31, 2019	March 31, 2018	December 31, 2018
Reconciliation of net income to NOI and Cash NOI:
Net income	$7,000	$2,715	$8,595
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	63,089	65,156	63,684
General and administrative	17,443	12,631	13,285
Interest and debt expense	36,924	36,082	37,657
Income tax expense	1,138	477	968
NOI from unconsolidated joint ventures	5,411	4,740	6,973
Fee income	(5,999)	(3,465)	(5,676)
Interest and other income, net	(3,900)	(2,016)	(1,229)
Other, net	1,717	248	72

NOI (1)	122,823	116,568	124,329
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(17,909)	(16,014)	(18,026)
Consolidated real estate fund	29	26	(9)

PGRE’s share of NOI (1)	$104,943	$100,580	$106,294

NOI (1)	$122,823	$116,568	$124,329
Less:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(11,778)	(13,197)	(13,320)
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(3,220)	(4,257)	(3,286)

Cash NOI (1)	107,825	99,114	107,723
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(14,785)	(13,193)	(14,953)
Consolidated real estate fund	29	26	(9)

PGRE’s share of Cash NOI (1)	$93,069	$85,947	$92,761

(1)	See page 35 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended March 31, 2019
	Total	New York	San Francisco	Washington, D.C.	Other
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$7,000	$9,077	$8,037	$2,106	$(12,220)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	63,089	40,024	19,891	2,377	797
General and administrative	17,443	—	—	—	17,443
Interest and debt expense	36,924	23,743	12,166	—	1,015
Income tax expense	1,138	—	6	—	1,132
NOI from unconsolidated joint ventures	5,411	4,657	700	—	54
Fee income	(5,999)	—	—	—	(5,999)
Interest and other income, net	(3,900)	—	(134)	—	(3,766)
Other, net	1,717	149	872	—	696

NOI (1)	122,823	77,650	41,538	4,483	(848)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(17,909)	—	(17,909)	—	—
Consolidated real estate fund	29	—	—	—	29

PGRE’s share of NOI for the three months ended March 31, 2019	$104,943	$77,650	$23,629	$4,483	$(819)

PGRE’s share of NOI for the three months ended March 31, 2018	$100,580	$71,149	$21,769	$9,604	$(1,942)

NOI (1)	$122,823	$77,650	$41,538	$4,483	$(848)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(11,778)	(9,324)	(2,612)	91	67
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(3,220)	475	(3,715)	20	—

Cash NOI (1)	107,825	68,801	35,211	4,594	(781)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(14,785)	—	(14,785)	—	—
Consolidated real estate fund	29	—	—	—	29

PGRE’s share of Cash NOI for the three months ended March 31, 2019	$93,069	$68,801	$20,426	$4,594	$(752)

PGRE’s share of Cash NOI for the three months ended March 31, 2018	$85,947	$62,198	$16,415	$9,215	$(1,881)

(1)	See page 35 for our definition of this measure.

SAME STORE RESULTS

(unaudited and in thousands)

	Three Months Ended March 31, 2019
SAME STORE CASH NOI(1)	Total	New York	San Francisco	Washington, D.C.	Other
PGRE’s share of Cash NOI for the three months ended March 31, 2019	$93,069	$68,801	$20,426	$4,594	$(752)
Acquisitions(2)	(560)	—	(560)	—	—
Dispositions	—	—	—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(2,346)	(2,346)	—	—	—
Other, net	185	185	—	—	—

PGRE’s share of Same Store Cash NOI (1) for the three months ended March 31, 2019	$90,348	$66,640	$19,866	$4,594	$(752)

	Three Months Ended March 31, 2018
	Total	New York	San Francisco	Washington, D.C.	Other
PGRE’s share of Cash NOI for the three months ended March 31, 2018	$85,947	$62,198	$16,415	$9,215	$(1,881)
Acquisitions	—	—	—	—	—
Dispositions(3)	(4,592)	—	—	(4,592)	—
Lease termination income (including our share of unconsolidated joint ventures)	(190)	(190)	—	—	—
Other, net	—	—	—	—	—

PGRE’s share of Same Store Cash NOI (1) for the three months ended March 31, 2018	$81,165	$62,008	$16,415	$4,623	$(1,881)

Increase (decrease) in PGRE’s share of Same Store Cash NOI	$9,183	$4,632	$3,451	$(29)	$1,129
% Increase (decrease)	11.3%	7.5%	21.0%	(0.6%)

(1)	See page 35 for our definition of this measure.
(2)	Represents our share of Cash NOI attributable to acquired properties (111 Sutter Street in San Francisco) for the months in which they were not owned by us in both reporting periods.
(3)

Represents our share of Cash NOI attributable to sold properties (2099 Pennsylvania Avenue and 425 Eye Street in Washington, D.C.) for the months in which they were not owned by us in both reporting periods.

SAME STORE RESULTS

(unaudited and in thousands)

	Three Months Ended March 31, 2019
SAME STORE NOI(1)	Total	New York	San Francisco	Washington, D.C.	Other
PGRE’s share of NOI for the three months ended March 31, 2019	$104,943	$77,650	$23,629	$4,483	$(819)
Acquisitions(2)	(700)	—	(700)	—	—
Dispositions	—	—	—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(2,346)	(2,346)	—	—	—
Other, net	185	185	—	—	—

PGRE’s share of Same Store NOI (1) for the three months ended March 31, 2019	$102,082	$75,489	$22,929	$4,483	$(819)

	Three Months Ended March 31, 2018
	Total	New York	San Francisco	Washington, D.C.	Other
PGRE’s share of NOI for the three months ended March 31, 2018	$100,580	$71,149	$21,769	$9,604	$(1,942)
Acquisitions	—	—	—	—	—
Dispositions(3)	(4,899)	—	—	(4,899)	—
Lease termination income (including our share of unconsolidated joint ventures)	(190)	(190)	—	—	—
Other, net	—	—	—	—	—

PGRE’s share of Same Store NOI (1) for the three months ended March 31, 2018	$95,491	$70,959	$21,769	$4,705	$(1,942)

Increase (decrease) in PGRE’s share of Same Store NOI	$6,591	$4,530	$1,160	$(222)	$1,123
% Increase (decrease)	6.9%	6.4%	5.3%	(4.7%)

(1)	See page 35 for our definition of this measure.
(2)	Represents our share of NOI attributable to acquired properties (111 Sutter Street in San Francisco) for the months in which they were not owned by us in both reporting periods.
(3)

Represents our share of NOI attributable to sold properties (2099 Pennsylvania Avenue and 425 Eye Street in Washington, D.C.) for the months in which they were not owned by us in both reporting periods.

CONSOLIDATED JOINT VENTURES AND FUND - BALANCE SHEETS

(unaudited and in thousands)

	As of March 31, 2019					As of December 31, 2018
					Consolidated					Consolidated
	Consolidated Joint Ventures				Fund	Consolidated Joint Ventures				Fund
	Total	One	50	PGRESS	Residential	Total	One	50	PGRESS	Residential
	Consolidated	Market	Beale	Equity	Development	Consolidated	Market	Beale	Equity	Development
	Joint Ventures	Plaza	Street	Holdings L.P.	Fund	Joint Ventures	Plaza	Street	Holdings L.P.	Fund
PGRE Ownership		49.0%	31.1%	24.4%	7.4%		49.0%	31.1%	24.4%	7.4%
Assets:
Real estate, net	$1,695,367	$1,217,346	$478,021	$—	$—	$1,699,618	$1,223,388	$476,230	$—	$—
Cash and cash equivalents	67,248	46,065	20,115	1,068	6,156	54,268	33,976	19,933	359	3,648
Restricted cash	3,802	3,802	—	—	—	5,534	5,534	—	—	—
Preferred equity investments	—	—	—	—	—	36,042	—	—	36,042	—
Investments in unconsolidated joint ventures	—	—	—	—	66,059	—	—	—	—	52,923
Accounts and other receivables, net	1,776	1,182	594	—	125	1,982	903	1,079	—	125
Deferred rent receivable	54,005	47,004	7,001	—	—	51,926	46,646	5,280	—	—
Deferred charges, net	16,825	12,187	4,638	—	—	14,160	9,433	4,727	—	—
Intangible assets, net	41,525	27,277	14,248	—	—	45,818	29,398	16,420	—	—
Other assets	4,431	4,379	52	—	15,691	949	752	197	—	15,686

Total Assets	$1,884,979	$1,359,242	$524,669	$1,068	$88,031	$1,910,297	$1,350,030	$523,866	$36,401	$72,382

Liabilities:
Notes and mortgages payable, net	$1,197,903	$969,903	$228,000	$—	$—	$1,197,644	$969,644	$228,000	$—	$—
Accounts payable and accrued expenses	35,820	28,112	7,643	65	55	24,163	17,716	6,395	52	20
Intangible liabilities, net	28,176	23,787	4,389	—	—	31,582	26,156	5,426	—	—
Other liabilities	4,209	4,206	3	—	—	5	2	3	—	—

Total Liabilities	1,266,108	1,026,008	240,035	65	55	1,253,394	1,013,518	239,824	52	20

Equity:
Paramount Group, Inc. equity	251,859	163,352	87,748	759	6,542	261,908	164,958	87,577	9,373	5,475
Noncontrolling interests	367,012	169,882	196,886	244	81,434	394,995	171,554	196,465	26,976	66,887

Total Equity	618,871	333,234	284,634	1,003	87,976	656,903	336,512	284,042	36,349	72,362

Total Liabilities and Equity	$1,884,979	$1,359,242	$524,669	$1,068	$88,031	$1,910,297	$1,350,030	$523,866	$36,401	$72,382

CONSOLIDATED JOINT VENTURES AND FUND - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended March 31, 2019					Three Months Ended March 31, 2018
					Consolidated					Consolidated
	Consolidated Joint Ventures				Fund	Consolidated Joint Ventures				Fund
	Total	One			Residential	Total	One			Residential
	Consolidated	Market	50 Beale	PGRESS Equity	Development	Consolidated	Market	50 Beale	PGRESS Equity	Development
	Joint Ventures	Plaza	Street	Holdings L.P.	Fund	Joint Ventures	Plaza	Street	Holdings L.P.	Fund
Total revenues	$45,657	$33,879	$11,778	$—	$—	$40,845	$31,930	$8,915	$—	$2
Total operating expenses	12,439	9,013	3,426	—	18	10,572	7,522	3,050	—	1

Net operating income (loss) (1)	33,218	24,866	8,352	—	(18)	30,273	24,408	5,865	—	1
Depreciation and amortization	(15,761)	(10,641)	(5,120)	—	—	(16,206)	(11,249)	(4,957)	—	—
Interest and other income, net	588	81	53	454	89	1,058	92	67	899	509
Interest and debt expense	(12,166)	(10,085)	(2,081)	—	—	(12,167)	(10,086)	(2,081)	—	—
Loss from unconsolidated joint ventures	—	—	—	—	(15)	—	—	—	—	(2)

Net income (loss) before income taxes	5,879	4,221	1,204	454	56	2,958	3,165	(1,106)	899	508
Income tax expense	(6)	(3)	(3)	—	(4)	(3)	(3)	—	—	(2)

Net income (loss)	$5,873	$4,218	$1,201	$454	$52	$2,955	$3,162	$(1,106)	$899	$506

PGRE’s share Ownership	Total	49.0%	31.1%	24.4%	7.4%	Total	49.0%	31.1%	24.4%	7.4%

Net income (loss)	$2,534	$2,067	$356	$111	$(42)	$1,408	$1,549	$(360)	$219	$50
Add: Management fee income	545	189	356	—	—	492	167	325	—	26

PGRE’s share of net income (loss)	3,079	2,256	712	111	(42)	1,900	1,716	(35)	219	76
Add: Real estate depreciation and amortization	6,807	5,214	1,593	—	—	7,054	5,512	1,542	—	—

FFO/Core FFO (1)	$9,886	$7,470	$2,305	$111	$(42)	$8,954	$7,228	$1,507	$219	$76

Noncontrolling Interests’ share Ownership	Total	51.0%	68.9%	75.6%	92.6%	Total	51.0%	68.9%	75.6%	92.6%

Net income (loss)	$3,339	$2,151	$845	$343	$94	$1,547	$1,613	$(746)	$680	$456
Less: Management fee expense	(545)	(189)	(356)	—	—	(492)	(167)	(325)	—	(26)

Net income (loss) attributable to noncontrolling interests	2,794	1,962	489	343	94	1,055	1,446	(1,071)	680	430
Add: Real estate depreciation and amortization	8,954	5,427	3,527	—	—	9,152	5,737	3,415	—	—

FFO/Core FFO (1)	$11,748	$7,389	$4,016	$343	$94	$10,207	$7,183	$2,344	$680	$430

(1)	See page 35 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS

(unaudited and in thousands)

	As of March 31, 2019					As of December 31, 2018
		712 Fifth	111 Sutter	60 Wall			712 Fifth	60 Wall
	Total	Avenue	Street (1)	Street	Other (2)	Total	Avenue	Street	Other (1)
PGRE Ownership		50.0%	49.0%	5.0%	Various		50.0%	5.0%	Various
Assets:
Real estate, net	$1,460,396	$203,585	$215,262	$847,874	$193,675	$1,236,989	$202,289	$852,951	$181,749
Cash and cash equivalents	59,457	38,957	2,388	17,281	831	48,076	28,911	17,512	1,653
Restricted cash	4,040	2,093	1,715	—	232	2,758	2,526	—	232
Accounts and other receivables, net	1,241	868	373	—	—	6,329	6,329	—	—
Deferred rent receivable	15,598	14,058	68	1,472	—	15,206	13,618	1,588	—
Deferred charges, net	6,151	6,151	—	—	—	6,575	6,575	—	—
Intangible assets, net	106,781	—	16,314	90,467	—	97,658	—	97,658	—
Other assets	8,544	3,923	309	33	4,279	12,608	7,770	35	4,803

Total Assets	$1,662,208	$269,635	$236,429	$957,127	$199,017	$1,426,199	$268,018	$969,744	$188,437

Liabilities:
Notes and mortgages payable, net	$1,022,931	$296,645	$135,736	$569,971	$20,579	$887,882	$296,543	$569,536	$21,803
Accounts payable and accrued expenses	21,922	5,328	2,612	7,679	6,303	18,734	6,251	7,631	4,852
Intangible liabilities, net	5,685	—	5,685	—	—	—	—	—	—
Other liabilities	1,836	342	250	935	309	3,576	445	850	2,281

Total Liabilities	1,052,374	302,315	144,283	578,585	27,191	910,192	303,239	578,017	28,936

Total Equity	609,834	(32,680)	92,146	378,542	171,826	516,007	(35,221)	391,727	159,501

Total Liabilities and Equity	$1,662,208	$269,635	$236,429	$957,127	$199,017	$1,426,199	$268,018	$969,744	$188,437

(1)	Acquired on February 7, 2019.
(2)	Represents Oder-Center, Germany and One Steuart Lane.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended March 31, 2019					Three Months Ended March 31, 2018
		712 Fifth	111 Sutter	60 Wall			712 Fifth	60 Wall
	Total	Avenue	Street (1)	Street	Other (2)	Total	Avenue	Street	Other (2)
Total revenues	$38,322	$14,194	$2,497	$20,629	$1,002	$35,971	$14,132	$20,443	$1,396
Total operating expenses	14,403	6,271	1,068	6,744	320	13,527	6,184	6,740	603

Net operating income (3)	23,919	7,923	1,429	13,885	682	22,444	7,948	13,703	793
Depreciation and amortization	(14,125)	(2,830)	(2,163)	(9,033)	(99)	(12,161)	(3,026)	(9,033)	(102)
Interest and other income (loss), net	98	93	9	(4)	—	170	113	56	1
Interest and debt expense	(11,527)	(2,646)	(1,054)	(7,586)	(241)	(9,179)	(2,645)	(6,270)	(264)

Net (loss) income before income taxes	(1,635)	2,540	(1,779)	(2,738)	342	1,274	2,390	(1,544)	428
Income tax expense	(8)	—	—	—	(8)	(10)	—	—	(10)

Net (loss) income	$(1,643)	$2,540	$(1,779)	$(2,738)	$334	$1,264	$2,390	$(1,544)	$418

PGRE’s share: Ownership	Total	50.0%	49.0%	5.0%	Various	Total	50.0%	5.0%	Various
Net income (loss)	$282	$1,270	$(872)	$(137)	$21	$1,161	$1,195	$(73)	$39
Less: Step-up basis adjustment	(39)	—	—	(12)	(27)	(28)	—	—	(28)
Less: Earnings in excess of distributions	(1,270)	(1,270)	—	—	—	(1,195)	(1,195)	—	—

PGRE’s share of net (loss) income	(1,027)	—	(872)	(149)	(6)	(62)	—	(73)	11
Less: Noncontrolling interests	13	—	—	—	13	—	—	—	—
Add: Real estate depreciation and amortization	2,976	1,415	1,060	465	36	2,004	1,513	453	38

FFO (3)	1,962	1,415	188	316	43	1,942	1,513	380	49
Add: Earnings in excess of distributions	1,270	1,270	—	—	—	1,195	1,195	—	—

Core FFO (3)	$3,232	$2,685	$188	$316	$43	$3,137	$2,708	$380	$49

Joint Venture Partners’ share: Ownership	Total	50.0%	51.0%	95.0%	Various	Total	50.0%	95.0%	Various
Net (loss) income	$(1,925)	$1,270	$(907)	$(2,601)	$313	$103	$1,195	$(1,471)	$379
Add: Real estate depreciation and amortization	11,176	1,415	1,103	8,568	90	10,185	1,513	8,580	92

FFO/Core FFO (3)	$9,251	$2,685	$196	$5,967	$403	$10,288	$2,708	$7,109	$471

(1)	Acquired on February 7, 2019.
(2)	Represents Oder-Center, Germany and One Steuart Lane.
(3)	See page 35 for our definition of this measure.

UNCONSOLIDATED FUNDS SUMMARY

(unaudited and in thousands)

Debt Funds:

Paramount Group Real Estate Fund VIII L.P. (Fund VIII)

The following is a summary of Fund VIII and our ownership interests in the underlying investments, as of March 31, 2019.

		PGRE Ownership	Fixed / Variable rate	Interest Rate	Maturity	Face Amount		Fair Value
Investments	Investment Type					Total	Our Share	Total	Our Share
26 Broadway	Mezzanine Loan	1.3%	Fixed	8.25%	Jan-2022	$50,000	$645	$50,229	$648
700 Eighth Avenue	Mortgage and Mezzanine Loans	1.3%	Variable (LIBOR plus 600 bps)	8.48%	Jul-2020	70,000	903	69,616	898
1285 Avenue of the Americas	Mezzanine Loan	1.3%	Fixed	6.75%	Jun-2023	55,000	710	55,357	714
Other	Mortgage and Mezzanine Loans/ Preferred Equity	1.3%	Various	5.50% - 9.48%	Oct-2019 to Dec-2027	459,748	5,932	452,736	5,839

						$634,748	$8,190	$627,938	$8,099

	Total	Our Share
Committed capital	$775,200	$10,000
Invested and/or reserved for future funding	(699,553)	(9,024)

Available for future investments	$75,647	$976

Paramount Group Real Estate Fund X L.P. (Fund X)

As of March 31, 2019, we have closed $167,000,000 in capital commitments for Fund X, including $10,000,000 from us.

CAPITAL STRUCTURE

(unaudited and in thousands, except share, unit and per share amounts)

			As of March 31, 2019
Debt:
Consolidated debt:
Notes and mortgages payable (1)			$3,599,800
$1.0 billion Revolving Credit Facility			—

			3,599,800
Less:
Noncontrolling interests’ share of consolidated debt (One Market Plaza and 50 Beale Street)			(654,342)
Add:
PGRE’s share of unconsolidated joint venture debt (712 Fifth Avenue, 111 Sutter Street, 60 Wall Street and Oder-Center, Germany)			248,481

PGRE’s share of total debt (2)			3,193,939

	Shares / Units Outstanding	Share Price as of March 31, 2019
Equity:
Common stock	234,478,379	$14.19	3,327,248
Operating Partnership units	24,648,305	14.19	349,759

Total equity	259,126,684	14.19	3,677,007

Total Market Capitalization			$6,870,946

(1)	Represents contractual amount due pursuant to the respective debt agreements.
(2)	See page 35 for our definition of this measure.

DEBT ANALYSIS

(unaudited and in thousands)

	Total Debt		Fixed Rate Debt		Variable Rate Debt
	Amount	Rate	Amount	Rate	Amount	Rate
Consolidated Debt:
1633 Broadway	$1,046,800	3.57%	$1,000,000	3.54%	$46,800	4.24%
1301 Avenue of the Americas	850,000	3.56%	500,000	3.05%	350,000	4.30%
31 West 52nd Street	500,000	3.80%	500,000	3.80%	—	—
One Market Plaza	975,000	4.03%	975,000	4.03%	—	—
50 Beale Street	228,000	3.65%	228,000	3.65%	—	—
Revolving Credit Facility	—	—	—	—	—	—

Total consolidated debt	3,599,800	3.73%	3,203,000	3.66%	396,800	4.29%
Noncontrolling interests’ share	(654,342)	3.94%	(654,342)	3.94%	—	—

PGRE’s share of consolidated debt (1)	$2,945,458	3.68%	$2,548,658	3.59%	$396,800	4.29%

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$300,000	3.39%	$300,000	3.39%	$—	—
111 Sutter Street (2)	138,200	4.64%	—	—	138,200	4.64%
60 Wall Street	575,000	4.93%	—	—	575,000	4.93%
Oder-Center, Germany	20,579	4.62%	20,579	4.62%	—	—

Total unconsolidated debt	1,033,779	4.44%	320,579	3.47%	713,200	4.88%

Joint venture partners’ share	(785,298)	4.61%	(168,624)	3.53%	(616,674)	4.90%

PGRE’s share of unconsolidated debt (1)	$248,481	3.92%	$151,955	3.41%	$96,526	4.73%

PGRE’s share of Total Debt (1)	$3,193,939	3.70%	$2,700,613	3.58%	$493,326	4.38%

	Required	Actual
Revolving Credit Facility Covenants: (3)
Total Debt / Total Assets	Less than 60%	39.7%
Secured Debt / Total Assets	Less than 50%	39.7%
Fixed Charge Coverage	Greater than 1.5x	3.8	x
Unsecured Debt / Unencumbered Assets	Less than 60%	0.0%
Unencumbered Interest Coverage	Greater than 1.75x	46.0	x

	Amount	%
Debt Composition:
Fixed rate debt:
PGRE’s consolidated fixed rate debt	$2,548,658
PGRE’s unconsolidated fixed rate debt	151,955

Total fixed rate debt	2,700,613	84.6%

Variable rate debt:
PGRE’s consolidated variable rate debt	396,800
PGRE’s unconsolidated variable rate debt	96,526

Total variable rate debt	493,326	15.4%

PGRE’s share of Total Debt (2)	$3,193,939	100.0%

(1)	See page 35 for our definition of this measure.
(2)

In connection with the acquisition of 111 Sutter Street on February 7, 2019, the joint venture completed a financing of the property. The four-year loan is interest only at LIBOR plus 215 basis points and has three one-year extension options.

(3)

This section presents ratios as of March 31, 2019 in accordance with the terms of our revolving credit facility, which has been filed with the SEC. We are not presenting these ratios and the related calculations for any other purpose or for any other period, and are not intending for these measures to otherwise provide information to investors about our financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the revolving credit facility.

DEBT MATURITIES

(unaudited and in thousands)

	2019	2020	2021	2022	2023	Thereafter	Total
Consolidated Debt:
1301 Avenue of the Americas	$—	$—	$850,000	$—	$—	$—	$850,000
50 Beale Street	—	—	228,000	—	—	—	228,000
1633 Broadway	—	—	—	1,046,800	—	—	1,046,800
One Market Plaza	—	—	—	—	—	975,000	975,000
31 West 52nd Street	—	—	—	—	—	500,000	500,000
Revolving Credit Facility	—	—	—	—	—	—	—

Total consolidated debt	—	—	1,078,000	1,046,800	—	1,475,000	3,599,800
Noncontrolling interests’ share	—	—	(157,092)	—	—	(497,250)	(654,342)

PGRE’s share of consolidated debt (1)	$—	$—	$920,908	$1,046,800	$—	$977,750	$2,945,458

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$—	$—	$—	$—	$—	$300,000	$300,000
111 Sutter Street	—	—	—	—	138,200	—	138,200
60 Wall Street	—	—	—	575,000	—	—	575,000
Oder-Center, Germany	—	—	—	20,579	—	—	20,579

Total unconsolidated debt	—	—	—	595,579	138,200	300,000	1,033,779
Joint venture partners’ share	—	—	—	(564,816)	(70,482)	(150,000)	(785,298)

PGRE’s share of unconsolidated debt (1)	$—	$—	$—	$30,763	$67,718	$150,000	$248,481

PGRE’s share of total debt (1)	$—	$—	$920,908	$1,077,563	$67,718	$1,127,750	$3,193,939

Weighted average rate	—%	—%	3.57%	3.61%	4.64%	3.84%	3.70%

% of debt maturing	—%	—%	28.8%	33.7%	2.1%	35.4%	100.0%

(1)	See page 35 for our definition of this measure.

PORTFOLIO SUMMARY

(unaudited and in thousands, except square feet and per square foot amounts)

						Annualized Rent (1)
Property	Submarket	Paramount Ownership	Square Feet	% Leased (1)	% Occupied (1)	Amount	Per Square Foot (2)
As of March 31, 2019
New York:
1633 Broadway	West Side	100.0%	2,497,354	98.4%	93.2%	$167,518	$73.81
1301 Avenue of the Americas	Sixth Avenue / Rock Center	100.0%	1,781,571	97.9%	97.9%	134,808	77.80
1325 Avenue of the Americas	Sixth Avenue / Rock Center	100.0%	810,660	98.0%	80.5%	43,486	68.71
31 West 52nd Street	Sixth Avenue / Rock Center	100.0%	763,140	97.5%	97.5%	67,397	88.06
900 Third Avenue	East Side	100.0%	598,638	92.8%	91.7%	39,080	71.46
712 Fifth Avenue	Madison / Fifth Avenue	50.0%	543,411	70.8%	70.8%	44,373	115.58
60 Wall Street	Downtown	5.0%	1,625,483	100.0%	100.0%	73,600	45.28	(3)

Subtotal / Weighted average			8,620,257	96.4%	93.1%	570,262	71.60

PGRE’s share			6,804,506	96.6%	92.4%	478,163	76.97

San Francisco:
One Market Plaza	South Financial District	49.0%	1,579,705	99.2%	97.9%	129,567	82.67
One Front Street	North Financial District	100.0%	644,961	92.0%	89.2%	42,437	73.13
50 Beale Street	South Financial District	31.1%	665,933	99.7%	96.5%	41,253	64.50
111 Sutter Street (4)	North Financial District	49.0%	284,247	70.6%	70.6%	14,115	70.99

Subtotal / Weighted average			3,174,846	95.3%	93.4%	227,372	76.12

PGRE’s share			1,765,403	94.4%	92.4%	125,671	76.39

Washington, D.C.:
1899 Pennsylvania Avenue	CBD	100.0%	190,955	90.4%	90.4%	14,595	84.15
Liberty Place	East End	100.0%	173,025	98.0%	94.0%	13,915	85.20

Subtotal / Weighted average			363,980	94.0%	92.1%	28,510	84.65

PGRE’s share			363,980	94.0%	92.1%	28,510	84.65

Total / Weighted average			12,159,083	96.0%	93.2%	$826,144	$73.19

PGRE’s share			8,933,889	96.0%	92.4%	$632,344	$77.17

(1)	See page 35 for our definition of this measure.
(2)	Represents office and retail space only.
(3)	Represents “triple-net” rent.
(4)	Acquired on February 7, 2019.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of March 31, 2019		As of December 31, 2018		Change in Same Store Leased %
Property	Paramount Ownership	Leased % (1)	Same Store Leased % (1)	Leased % (1)	Same Store Leased % (1)
New York:
1633 Broadway	100.0%	98.4%	98.4%	95.4%	95.4%	3.0%
1301 Avenue of the Americas	100.0%	97.9%	97.9%	97.9%	97.9%	—%
1325 Avenue of the Americas	100.0%	98.0%	98.0%	96.7%	96.7%	1.3%
31 West 52nd Street	100.0%	97.5%	97.5%	97.5%	97.5%	—%
900 Third Avenue	100.0%	92.8%	92.8%	92.6%	92.6%	0.2%
712 Fifth Avenue	50.0%	70.8%	70.8%	88.4%	88.4%	(17.6%)
60 Wall Street	5.0%	100.0%	100.0%	100.0%	100.0%	—%

Weighted average		96.4%	96.4%	96.5%	96.5%	(0.1%)

PGRE’s share		96.6%	96.6%	96.0%	96.0%	0.6%

San Francisco:
One Market Plaza	49.0%	99.2%	99.2%	99.0%	99.0%	0.2%
One Front Street	100.0%	92.0%	92.0%	96.3%	96.3%	(4.3%)
50 Beale Street	31.1%	99.7%	99.7%	99.7%	99.7%	—%
111 Sutter Street (2)	49.0%	70.6%	—%	—%	—%	—%

Weighted average		95.3%	97.7%	98.5%	98.5%	(0.8%)

PGRE’s share		94.4%	96.4%	98.0%	98.0%	(1.6%)

Washington, D.C.:
1899 Pennsylvania Avenue	100.0%	90.4%	90.4%	100.0%	100.0%	(9.6%)
Liberty Place	100.0%	98.0%	98.0%	95.8%	95.8%	2.2%

Weighted average		94.0%	94.0%	98.0%	98.0%	(4.0%)

PGRE’s share		94.0%	94.0%	98.0%	98.0%	(4.0%)

Weighted average		96.0%	96.6%	97.0%	97.0%	(0.4%)

PGRE’s share		96.0%	96.4%	96.4%	96.4%	—%

(1)	See page 35 for our definition of this measure.
(2)	Acquired on February 7, 2019.

TOP TENANTS AND INDUSTRY DIVERSIFICATION

(unaudited and in thousands, except square feet and per square foot amounts)

						PGRE’s Share of
	Property	Lease Expiration		Total Square Feet Occupied		Total Square Feet Occupied		% of Total Square Feet	Annualized Rent (1)		% of Annualized Rent
									Amount	Per Square Foot
Top 10 Tenants:
As of March 31, 2019
Barclays Capital, Inc.	1301 Avenue of the Americas	Dec-2020		497,418		497,418		5.6%	$32,505	$65.35	5.1%
Allianz Global Investors, LP	1633 Broadway	Jan-2031		320,911		320,911		3.6%	28,726	89.51	4.5%
Credit Agricole Corporate & Investment Bank	1301 Avenue of the Americas	Feb-2023		312,679		312,679		3.5%	26,794	85.69	4.2%
Clifford Chance LLP	31 West 52nd Street	Jun-2024		328,992		328,992		3.7%	26,538	80.66	4.2%
Norton Rose Fulbright	1301 Avenue of the Americas	Sep-2034	(2)	320,325	(2)	320,325	(2)	3.6%	25,537	79.72	4.0%
Morgan Stanley & Company	1633 Broadway	Mar-2032		260,829		260,829		2.9%	19,532	74.88	3.1%
WMG Acquisition Corp. (Warner Music Group)	1633 Broadway	Jul-2029		293,888		293,888		3.3%	17,423	59.28	2.8%
First Republic Bank	One Front Street	Jun-2025		232,479		232,479		2.6%	16,344	70.30	2.6%
Showtime Networks, Inc.	1633 Broadway	Jan-2026		238,880		238,880		2.7%	14,852	62.17	2.3%
Kasowitz Benson Torres & Friedman, LLP	1633 Broadway	Mar-2037		203,394		203,394		2.3%	14,680	72.18	2.3%

	PGRE’s Share of
	Square Feet Occupied	% of Occupied Square Feet	Annualized Rent (1)	% of Annualized Rent
Industry Diversification:
As of March 31, 2019
Legal Services	1,866,039	22.7%	$147,078	23.3%
Financial Services—Commercial and Investment Banking	1,802,062	21.9%	132,577	21.0%
Technology and Media	1,643,000	20.0%	115,960	18.3%
Financial Services, all others	972,669	11.8%	85,877	13.6%
Insurance	554,400	6.7%	45,407	7.2%
Retail	172,555	2.1%	16,443	2.6%
Consumer Products	197,138	2.4%	15,248	2.4%
Travel & Leisure	203,575	2.5%	13,912	2.2%
Real Estate	174,619	2.1%	13,422	2.1%
Other	637,789	7.8%	46,420	7.3%

(1)	See page 35 for our definition of this measure.
(2)	116,462 of the square feet leased expires on March 31, 2032.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	San Francisco	Washington, D.C.
Three Months Ended March 31, 2019

Total square feet leased	353,262	159,588	183,964	9,710

PGRE’s share of total square feet leased:	247,888	142,493	95,685	9,710
Initial rent (2)	$97.24	$91.75	$106.31	$88.24
Weighted average lease term (in years)	11.2	14.4	6.9	6.9
Tenant improvements and leasing commissions:
Per square foot	$112.97	$152.62	$62.04	$35.45
Per square foot per annum	$10.11	$10.63	$9.01	$5.11
Percentage of initial rent	10.4%	11.6%	8.5%	5.8%
Rent concessions:
Average free rent period (in months)	10.1	14.6	3.8	7.4
Average free rent period per annum (in months)	0.9	1.0	0.6	1.1

Second generation space: (2)
Square feet	180,162	77,715	95,379	7,068
GAAP basis:
Straight-line rent	$104.50	$95.41	$113.20	$87.09
Prior straight-line rent	$92.31	$99.32	$87.40	$81.49
Percentage increase (decrease)	13.2%	(3.9%)	29.5%	6.9%
Cash basis
Initial rent (2)	$101.96	$97.84	$106.31	$88.48
Prior escalated rent (2)	$96.58	$104.87	$90.74	$84.25
Percentage increase (decrease)	5.6%	(6.7%)	17.2%	5.0%

(1)	The leasing statistics, except for square feet leased, represent office space only.
(2)	See page 35 for our definition of this measure.

LEASE EXPIRATIONS - TOTAL PORTFOLIO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total Square Feet of Expiring Leases	PGRE’s Share of
Year of Lease Expiration (2)		Square Feet of Expiring Leases	Annualized Rent (1)		% of Annualized Rent
			Amount	Per Square Foot (3)
Month to Month	40,143	33,118	$1,619	$55.44	0.2%

2Q 2019	63,540	59,187	3,563	60.82	0.5%
3Q 2019	92,176	89,288	6,767	74.17	1.0%
4Q 2019	147,398	127,064	11,377	89.62	1.7%

Total 2019	303,114	275,539	21,707	78.59	3.2%
1Q 2020	356,178	149,695	10,395	66.47	1.6%
Remaining 2020	417,985	327,202	25,104	77.80	3.8%

2020	774,163	476,897	35,499	74.23	5.4%
2021	1,300,744	1,094,669	75,191	69.87	11.5%
2022	2,234,965	501,908	35,280	80.14	5.4%
2023	763,820	702,828	56,422	83.48	8.6%
2024	688,339	645,290	50,665	78.72	7.7%
2025	1,053,241	703,213	55,237	78.60	8.4%
2026	895,434	720,442	55,637	74.14	8.5%
2027	231,799	164,723	13,442	81.58	2.1%
2028	216,489	193,575	15,171	78.92	2.3%
Thereafter	3,169,655	3,063,808	239,721	77.90	36.7%

(1)	See page 35 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

	Total Square Feet of Expiring Leases	PGRE’s Share of
Year of Lease Expiration (2)		Square Feet of Expiring Leases	Annualized Rent (1)		% of Annualized Rent
			Amount	Per Square Foot (3)
Month to Month	15,620	15,620	$942	$95.38	0.2%

2Q 2019	21,852	20,276	1,270	65.00	0.3%
3Q 2019	82,452	80,780	6,403	77.60	1.3%
4Q 2019	100,945	99,594	9,445	94.96	1.9%

Total 2019	205,249	200,650	17,118	85.17	3.5%
1Q 2020	44,156	34,175	2,583	75.59	0.5%
Remaining 2020	273,265	239,177	18,339	78.14	3.7%

2020	317,421	273,352	20,922	77.82	4.2%
2021	875,387	869,280	58,957	69.80	11.8%
2022	1,791,733	234,355	12,699	71.02	2.5%
2023	554,599	525,646	40,622	81.62	8.2%
2024	568,012	561,201	43,268	77.29	8.7%
2025	140,624	103,620	9,281	89.57	1.9%
2026	593,777	572,355	43,557	72.19	8.7%
2027	85,378	85,378	7,197	84.29	1.4%
2028	147,554	136,133	10,897	80.64	2.2%
Thereafter	3,008,663	2,989,993	232,722	77.48	46.7%

(1)	See page 35 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE’s Share of
Year of Lease Expiration (2)	Square Feet of Expiring Leases	Square Feet of Expiring Leases	Annualized Rent (1)		% of Annualized Rent
			Amount	Per Square Foot (3)
Month to Month	18,369	11,344	$677	$46.24	0.5%

2Q 2019	41,688	38,911	2,293	58.76	1.8%
3Q 2019	2,384	1,168	60	51.41	0.0%
4Q 2019	43,992	25,009	1,722	68.86	1.3%

Total 2019	88,064	65,088	4,075	62.54	3.1%
1Q 2020	290,887	94,385	6,049	59.26	4.7%
Remaining 2020	140,610	83,915	6,413	76.48	5.0%

2020	431,497	178,300	12,462	67.41	9.7%
2021	412,675	212,707	14,706	69.26	11.5%
2022	418,625	242,946	20,653	84.99	16.2%
2023	72,005	39,966	3,777	93.89	2.9%
2024	99,876	63,638	5,478	86.42	4.3%
2025	863,227	550,203	41,479	75.45	32.3%
2026	273,411	119,841	9,950	83.00	7.8%
2027	131,526	64,450	4,918	76.22	3.8%
2028	59,658	48,165	3,502	73.19	2.7%
Thereafter	156,784	69,607	6,637	95.35	5.2%

(1)	See page 35 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - WASHINGTON, D.C.

(unaudited and in thousands, except square feet and per square foot amounts)

		PGRE’s Share of
Year of Lease Expiration (2)	Total Square Feet of Expiring Leases	Square Feet of Expiring Leases	Annualized Rent (1)		% of Annualized Rent
			Amount	Per Square Foot(3)
Month to Month	6,154	6,154	$—	$—	—%

2Q 2019	—	—	—	—	—%
3Q 2019	7,340	7,340	304	41.36	1.0%
4Q 2019	2,461	2,461	210	85.49	0.7%

Total 2019	9,801	9,801	514	52.44	1.7%
1Q 2020	21,135	21,135	1,763	83.40	6.1%
Remaining 2020	4,110	4,110	352	85.59	1.2%

2020	25,245	25,245	2,115	83.76	7.3%
2021	12,682	12,682	1,528	84.09	5.3%
2022	24,607	24,607	1,928	78.36	6.6%
2023	137,216	137,216	12,023	86.49	41.3%
2024	20,451	20,451	1,919	94.32	6.6%
2025	49,390	49,390	4,477	90.64	15.4%
2026	28,246	28,246	2,130	75.40	7.3%
2027	14,895	14,895	1,327	89.11	4.6%
2028	9,277	9,277	772	83.25	2.7%
Thereafter	4,208	4,208	362	85.95	1.2%

(1)	See page 35 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Three Months Ended March 31, 2019
	Total	New York	San Francisco	Washington, D.C.	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$3,535	$2,312	$1,022	$153	$48
Second generation tenant improvements	14,196	11,568	2,557	71	—
Second generation leasing commissions	1,310	1,026	284	—	—
First generation leasing costs and capital expenditures	847	—	847	—	—

Total Capital Expenditures	$19,888	$14,906	$4,710	$224	$48

Redevelopment Expenditures (1)
31 West 52nd Street (Lobby Renovation)	$3,148	$3,148	$—	$—	$—
One Market Plaza	1,689	—	1,689	—	—
Other	4,186	2,420	1,766	—	—

Total Redevelopment Expenditures	$9,023	$5,568	$3,455	$—	$—

	Three Months Ended March 31, 2018
	Total	New York	San Francisco	Washington, D.C.	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$3,702	$2,903	$463	$235	$101
Second generation tenant improvements	13,499	12,610	855	34	—
Second generation leasing commissions	1,484	583	759	142	—
First generation leasing costs and capital expenditures	4,654	111	2,484	2,059	—

Total Capital Expenditures	$23,339	$16,207	$4,561	$2,470	$101

Redevelopment Expenditures (1)
31 West 52nd Street (Lobby Renovation)	$2,964	$2,964	$—	$—	$—
One Market Plaza	754	—	754	—	—
Other	587	587	—	—	—

Total Redevelopment Expenditures	$4,305	$3,551	$754	$—	$—

(1)	See page 35 for our definition of this measure.

DEFINITIONS

We use and present various non-GAAP measures in this Supplemental Operating and Financial Data report. The following section contains definitions of these measures, describes our use of them and provides information regarding why we believe they are meaningful. Other real estate companies may use different methodologies for calculating these measures, and accordingly, our presentation of these measures may not be comparable to other real estate companies. These non-GAAP measures should not be considered a substitute for, and should only be considered together with and as a supplement to, financial information presented in accordance with GAAP.

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income or loss, calculated in accordance with GAAP, adjusted to exclude depreciation and amortization from real estate assets, impairment losses on certain real estate assets and gains or losses from the sale of certain real estate assets or from change in control of certain real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO is not intended to be a measure of cash flow or liquidity. FFO attributable to common stockholders represents the Company’s share of FFO that is attributable to common stockholders and is calculated by reducing from FFO, the noncontrolling interests’ share of FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of certain items, including, transaction related costs, realized and unrealized gains or losses on real estate fund investments, unrealized gains or losses on interest rate swaps, severance costs and gains or losses on early extinguishment of debt, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO is not intended to be a measure of cash flow or liquidity. Core FFO attributable to common stockholders represents the Company’s share of Core FFO that is attributable to common stockholders and is calculated by reducing from Core FFO, the noncontrolling interests’ share of Core FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO adjusted for (i) capital expenditures to maintain assets, (ii) tenant improvements and leasing commissions incurred for second generation leases, (iii) straight-line rent adjustments, (iv) amortization of above and below-market leases, (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. FAD attributable to common stockholders represents the Company’s share of FAD that is attributable to common stockholders and is calculated by reducing from FAD, the noncontrolling interests’ share of FAD in consolidated joint ventures, real estate funds and Operating Partnership.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) is a supplemental measure of our operating performance. EBITDAre is presented in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as GAAP net income (loss) adjusted to exclude interest expense, income taxes, depreciation and amortization expenses, net gains from sales of depreciated real estate assets and impairment losses on depreciable real estate, including our share of such adjustments of unconsolidated joint ventures. EBITDAre provides information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDAre should not be considered as an indication of our financial performance or a measure of our cash flow or liquidity. We also present PGRE’s share of EBITDAre which represents our share of EBITDAre generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

DEFINITIONS - CONTINUED

Adjusted EBITDAre is a supplemental measure that is calculated by adjusting EBITDAre to eliminate the impact of the performance of our real estate funds, unrealized gains or losses on interest rate swaps, transaction related costs, gains or losses on early extinguishment of debt and certain other items that may vary from period to period. Adjusted EBITDAre enhances the comparability of EBITDAre across periods. In future periods, we may also exclude other items from Adjusted EBITDAre that we believe may help investors compare our results. We also present PGRE’s share of Adjusted EBITDAre, which represents our share of Adjusted EBITDAre generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets.

Net Operating Income (“NOI”) is used to measure the operating performance of our properties. NOI consists of rental revenue (which includes property rentals, tenant reimbursements and lease termination income) and certain other property-related revenue less operating expenses (which includes property-related expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes).    We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, including our share of such adjustments of unconsolidated joint ventures. In addition, we present PGRE’s share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We use NOI and Cash NOI internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at property level.

Same Store NOI is used to measure the operating performance of properties that were owned by us in a similar manner during both the current period and prior reporting periods, and represents Same Store NOI from consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Same Store NOI also excludes lease termination income, impairment of receivables arising from operating leases and certain other items that may vary from period to period. We also present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-line rent adjustments and the amortization of above and below-market leases.

PGRE’s Share of Total Debt represents our share of debt of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We believe that PGRE’s share of total debt provides useful information to investors regarding our financial condition because it includes our share of debt from unconsolidated joint ventures and excludes the noncontrolling interests’ share of debt from consolidated joint ventures that is attributable to our partners.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Same Store Leased % represents percentage of square feet that is leased, including signed leases not yet commenced, for properties that were owned by us in a similar manner during both the current period and prior reporting periods.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased that has been vacant for less than twelve months.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Expenditures to Maintain Assets include capital expenditures to maintain current revenues. Second Generation Tenant Improvements and Leasing Commissions represent tenant improvements and leasing commissions incurred in leasing second generation space. First Generation Leasing Costs and Other Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Development Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.